EX-99.13.a

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE

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Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Aggressive Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,118
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            11.83%

Non Standardized
The following example illustrates the total return for the Janus/JNL Aggressive Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,314
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            13.14%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Capital Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,067
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.67%

Non Standardized
The following example illustrates the total return for the Janus/JNL Capital Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,792
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             7.92%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Global Equities Fund of a hypothetical Contract invested in the Janus/JNL Global Equities Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,106
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            10.62%

Non Standardized
The following example illustrates the total return for the Janus/JNL Global Equities Fund of a hypothetical Contract invested in the Janus/JNL Global Equities Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,191
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            11.91%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,098
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             9.75%

Non Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,104
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            11.04%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 9/16/96.......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,093
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             9.30%

Non Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 9/16/96......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,058
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.58%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 9/16/96.......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,079
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.87%

Non Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 9/16/96......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,914
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             9.14%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL Balanced Fund of a hypothetical Contract invested in the PPM America/JNL Balanced Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,074
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.39%

Non Standardized
The following example illustrates the total return for the PPM America/JNL Balanced Fund of a hypothetical Contract invested in the PPM America/JNL Balanced Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,865
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.65%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Growth Fund of a hypothetical Contract invested in the Putnam/JNL Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,070
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.97%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Growth Fund of a hypothetical Contract invested in the Putnam/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,823
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.23%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL High Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High Yield Bond Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,029
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.91%

Non Standardized
The following example illustrates the total return for the PPM America/JNL High Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High Yield Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,412
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             4.12%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL Money Market Fund of a hypothetical Contract invested in the PPM America/JNL Money Market Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,021
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.14%

Non Standardized
The following example illustrates the total return for the PPM America/JNL Money Market Fund of a hypothetical Contract invested in the PPM America/JNL Money Market Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,335
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.35%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Value Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,072
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.19%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Value Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,845
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.45%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL Global Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL Global Bond Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,049
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             4.89%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL Global Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL Global Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,612
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             6.12%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL U.S. Government & Quality Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,036
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             3.64%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL U.S. Government & Quality Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,486
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             4.86%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Established Growth Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Established Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,115
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            11.45%

Non Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Established Growth Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Established Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,276
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            12.76%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL International Equity Fund of a hypothetical Contract invested in the Putnam/JNL International Equity Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,011
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.09%

Non Standardized
The following example illustrates the total return for the Putnam/JNL International Equity Fund of a hypothetical Contract invested in the Putnam/JNL International Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,228
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.28%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Mid-Cap Growth Fund of a hypothetical Contract invested in the
T. Rowe Price/JNL Mid-Cap Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/16/95......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,126
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            12.62%

Non Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Mid-Cap Growth Fund of a hypothetical Contract invested in the
T. Rowe Price/JNL Mid-Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/16/95.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,394
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            13.94%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alliance Capital/JNL Growth Fund of a hypothetical Contract invested in the Alliance Capital/JNL Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/00........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $740
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (26.04)%

Non Standardized
The following example illustrates the total return for the Alliance Capital/JNL Growth Fund of a hypothetical Contract invested in the Alliance Capital/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/00.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $7,853
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................          (21.47)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PIMCO/JNL Total Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total Return Bond Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $918
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (8.24)%

Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total Return Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,854
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (1.46)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,067
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.72%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,353
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            13.53%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,052
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             5.21%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,201
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            12.01%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the First Trust/JNL The Dow Target 10 Fund of a hypothetical Contract invested in the First Trust/JNL The Dow Target 10 Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 7/6/99........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $917
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (8.28)%

Non Standardized
The following example illustrates the total return for the First Trust/JNL The Dow Target 10 Fund of a hypothetical Contract invested in the First Trust/JNL The Dow Target 10 Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 7/6/99.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,419
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (5.81)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Midcap Growth Fund of a hypothetical Contract invested in the Putnam/JNL Midcap Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/00........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $767
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (23.30)%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Midcap Growth Fund of a hypothetical Contract invested in the Putnam/JNL Midcap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/00.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $8,122
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................          (18.78)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Balanced Fund of a hypothetical Contract invested in the Janus/JNL Balanced Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/00........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $905
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (9.52)%

Non Standardized
The following example illustrates the total return for the Janus/JNL Balanced Fund of a hypothetical Contract invested in the Janus/JNL Balanced Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/00.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,479
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (5.21)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Value Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Value Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/00........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,021
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.13%

Non Standardized
The following example illustrates the total return for the
T. Rowe Price/JNL Value Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Value Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/00.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,632
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             6.32%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/01........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $845
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (15.45)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/01.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,184
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (8.16)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 5/1/01........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $860
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (14.00)%

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 5/1/01.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,331
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (6.69)%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,026
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.64%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,944
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             9.44%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,089
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             8.91%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,572
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            15.72%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Premier Equity II Fund of a hypothetical Contract invested in the AIM/JNL Premier Equity II Fund of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 10/29/01......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,034
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             3.43%

Non Standardized
The following example illustrates the total return for the AIM/JNL Premier Equity II Fund of a hypothetical Contract invested in the AIM/JNL Premier Equity II Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 10/29/01.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,023
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.23%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Conservative Growth Fund I of a hypothetical Contract invested in the S&P/JNL Conservative Growth Fund I of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/9/98........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,012
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.19%

Non Standardized
The following example illustrates the total return for the S&P/JNL Conservative Growth Fund I of a hypothetical Contract invested in the S&P/JNL Conservative Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/9/98.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,292
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.92%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Moderate Growth Fund I of a hypothetical Contract invested in the S&P/JNL Moderate Growth Fund I of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/8/98........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,017
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.69%

Non Standardized
The following example illustrates the total return for the S&P/JNL Moderate Growth Fund I of a hypothetical Contract invested in the S&P/JNL Moderate Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/8/98.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,341
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.41%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL Aggressive Growth Fund I of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/8/98........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,017
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.67%

Non Standardized
The following example illustrates the total return for the S&P/JNL Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL Aggressive Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/8/98.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,339
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.39%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Very Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL Very Aggressive Growth Fund I of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/1/98........................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,016
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.58%

Non Standardized
The following example illustrates the total return for the S&P/JNL Very Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL Very Aggressive Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/1/98.......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,330
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.30%

                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth Fund I of a hypothetical Contract invested in the S&P/JNL Equity Growth Fund I of the JNL Series Trust from the date the Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/13/98.......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,000
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (0.02)%

Non Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth Fund I of a hypothetical Contract invested in the S&P/JNL Equity Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/13/98......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,171
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             1.71%



                         JNLNY SEPARATE ACCOUNT I (PII)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity
Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL
Equity Aggressive Growth Fund I of the JNL Series Trust from the date the
Portfolio was first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on 4/15/98.......................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,005
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             0.47%

Non Standardized
The following example illustrates the total return for the S&P/JNL Equity
Aggressive Growth Fund I of a hypothetical Contract invested in the S&P/JNL
Equity Aggressive Growth Fund I of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on 4/15/98......................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,219
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.19%

